Exhibit 99.1

VERB Announces Stockholder Approved Reverse Split

Stockholders Vote Overwhelmingly (84.16%) in Favor of Reverse Stock Split

NEWPORT BEACH, Calif. and SALT LAKE CITY, April 18, 2023 (GLOBE NEWSWIRE) — Verb Technology Company, Inc. (Nasdaq: VERB) (“VERB” or the “Company”), the leader in interactive video-based sales-enablement applications, including MARKET.live, its livestream social shopping platform, today announced that its Board of Directors authorized the stockholder approved 1-for-40 reverse stock split of its common stock shares and that the common stock shares will begin trading on a split-adjusted basis at the commencement of trading April 19, 2023. The Company’s shares will continue to trade on the Nasdaq Capital Market under the same symbol “VERB” with a new CUSIP number, 92337U203.

As set forth in the current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), on April 14, 2023, the Company, held a special meeting of stockholders (the “Special Meeting”) to vote on four Proposals, including Proposal number 2 which was to authorize the board of directors to effect a reverse stock split of the outstanding shares of common stock within one (1) year of April 10, 2023, at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-forty (1-for-40).

Present virtually at the Special Meeting, or represented by valid proxy and entitled to vote as of the record date for the Special Meeting, were a total of 77,367,918 shares of the Company’s common stock, out of a total of 153,610,152 shares of common stock issued and outstanding and entitled to vote, and the one share of the Company’s Series B Preferred Stock (the “Preferred Stock”) that was issued and outstanding. With respect to the vote authorizing the reverse split, the Preferred Stock could only cast votes in the same exact proportion as the common stockholders voted their shares at the Special Meeting, both For and Against. Accordingly, the votes of the Preferred Stock could not change the outcome of the vote of the common stockholders, only amplify it.

The stockholders voted overwhelmingly in favor of authorizing the Company’s board of directors to institute a reverse stock split, as set forth in greater specificity in the Company’s April 14, 2023 Form 8-K.

Following the vote of stockholders at the Company’s Special Meeting, the Board of Directors approved a 1-for-40 reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share. Every 40 shares of the Company’s issued and outstanding common stock will automatically convert into one share of common stock without any change to the par value of $0.0001 per share. The amount of common stock outstanding will be reduced from approximately 153.6 million shares to approximately 3.8 million shares. Proportional adjustments will be made to the number of shares of common stock issuable upon exercise of the Company’s outstanding stock options and warrants, as well as the applicable exercise price.

The Company expects that the stockholder approved reverse stock split will increase the market price per share of the Company’s common stock, bringing the Company into compliance with The Nasdaq Capital Market’s $1.00 minimum bid price listing requirement.

“I am hopeful that our stockholders’ decision with regard to the reverse split serves not only to allow the Company to regain compliance with Nasdaq’s listing requirements, but also as another tool in our arsenal as we combat the apparent naked short selling of our shares that may have artificially depressed our share price leading to this action we have taken today,” states VERB’s CEO, Rory J. Cutaia. “We intend to provide an update to all stockholders this week on the actions we have recently taken following the extensive, month’s long compilation and analysis of the evidence produced by our experts.”

Registered stockholders holding pre-split shares of the Company’s common stock are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the reverse stock split, and will not be required to take any action in connection with the reverse stock split.

No fractional shares will be issued in connection with the reverse stock split. Any fractional shares created as a result of the reverse stock split will be rounded up to the nearest whole share for each stockholder. The reverse stock split impacts all holders of VERB’s common stock proportionally and will not impact stockholders’ percentage of ownership of common stock (except as to rounding-up changes).

Additional information regarding the reverse stock split is available on the Form 8-K filed April 14, 2023, as well as in the Company’s definitive proxy statement (Form DEF 14A) filed with the SEC on February 28, 2023. Any additional questions can be directed to the Company’s transfer agent, VStock Transfer, at (212) 826-8436 or www.vstocktransfer.com.

About VERB

Verb Technology Company, Inc. (Nasdaq: VERB), the market leader in interactive video-based sales applications, transforms how businesses attract and engage customers. The Company’s MARKET.live platform is a multi-vendor, presenter, livestream social shopping destination at the forefront of the convergence of ecommerce and entertainment, where hundreds of retailers, brands, creators and influencers can monetize their base of fans and followers across social media channels. The Company’s Software-as-a-Service, or SaaS, platform is based on its proprietary interactive video technology, is comprised of a suite of sales enablement business software products offered on a subscription basis. Its software applications are used by hundreds of thousands of people in over 100 countries and in more than 48 languages. VERB’s clients include large sales-based enterprises as well as small business sales teams, including the sales and marketing departments of professional sports teams. With approximately 75 full-time employees, the Company is headquartered in Lehi, Utah, and it also maintains offices in Newport Beach, California.

For more information, please visit: www.verb.tech.

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FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “anticipate,” “expect,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements contained in this press release relate to, among other things, the Company’s projected financial performance and operating results, including SaaS Recurring Revenue, as well as statements regarding the Company’s progress towards achieving its strategic objectives, including the successful integration and future performance of acquisitions. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to the COVID-19 pandemic and related public health measures on our business, customers, markets and the worldwide economy; our plans to attract new customers, retain existing customers and increase our annual revenue; the development and delivery of new products; our plans and expectations regarding software-as-a-service offerings; our ability to execute on, integrate, and realize the benefits of any acquisitions; fluctuations in our quarterly results of operations and other operating measures; increasing competition; general economic, market and business conditions. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. Investors are referred to our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Investor Relations Contact:

investors@verb.tech

Media Contact:

info@verb.tech